UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 23, 2017
Invitation Homes Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 38004	90-0939055
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1717 Main Street, Suite 2000, Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)
(972) 421-3600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02	Termination of a Material Definitive Agreement.
The information regarding the termination of each of Messrs. Bartling’s, Freedman’s and Tanner’s respective employment agreements described under Item 5.02 below is incorporated herein by reference. A summary of the material terms of such employment agreements is set forth in Invitation Homes Inc.’s (the “Company”) Annual Report on Form 10-K for the fiscal year ended December 31, 2016, under Part III, Item 11. “Executive Compensation - Narrative to Summary Compensation Table - Employment Agreements” on pages 83 to 84, which pages are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Annual Equity-Based Awards
On June 23, 2017, as part of the Company’s post-IPO annual compensation review and award process, the Board of Directors (the “Board”), upon recommendation of the Compensation and Management Development Committee (the “Compensation Committee”), approved a new long-term incentive stock program (the “LTIP”) and a form of award agreement (the “LTIP Agreement”) and granted under the Invitation Homes Inc. 2017 Omnibus Incentive Plan (the “Incentive Plan”) equity-based awards in the form of time-vesting restricted stock units (“RSUs”) and performance-vesting RSUs (collectively, the “LTIP RSUs” and, such awards, the “LTIP RSU Awards”).
Each LTIP RSU Award is divided into three tranches (“Tranche 1,” “Tranche 2” and “Tranche 3”) and, within each tranche, 25% of the LTIP RSU Award consists of time-vesting RSUs, and 75% of the LTIP RSU Award consists of performance-vesting RSUs. The material terms of the LTIP RSUs are described below.
Time-Vesting RSUs
The Tranche 1 time-vesting RSUs are scheduled to vest in full on the first anniversary of March 1, 2017, the Tranche 2 time-vesting RSUs are scheduled to vest in two equal installments on each of the first and second anniversaries of March 1, 2017, and the Tranche 3 time-vesting RSUs are scheduled to vest in equal annual installments on each of the first four anniversaries of March 1, 2017, in each case, subject to the executive’s continued employment through the applicable vesting date. If the executive’s employment terminates for any reason other than as described below, all unvested time-vesting RSUs will be forfeited.
Upon a termination of the executive’s employment by the Company without “cause” (as defined in the Incentive Plan) or, if the executive resigns from employment following a “constructive termination” (as defined in the award agreement applicable to the LTIP RSUs, and together, with a termination without cause, a “qualifying involuntary termination”), the next installment of time-vesting RSUs that would have vested on the next scheduled vesting date will vest as of the date of termination. Time-vesting RSUs that are eligible to vest upon a qualifying involuntary termination are subject to the executive’s execution and non-revocation of a release of claims in favor of the Company. Upon an executive’s death or a termination of the executive’s employment by the Company following the executive’s “disability” (as defined in the Incentive Plan), any unvested time-vesting RSUs will vest as of the date of termination. Time-vesting RSUs will also continue to vest according to the original vesting schedule following the executive’s “retirement” (as defined below) and will be subject to forfeiture if the executive violates specified restrictive covenants agreed to with the Company and described below.
Upon a change in control, if the time-vesting RSUs are assumed by the successor or acquiror and a qualifying involuntary termination occurs during the two-year period following a change in control, any then-unvested time-vesting RSUs will vest. Upon a change in control, if the time-vesting RSUs are not assumed by the successor or acquiror, any then-unvested time-vesting RSUs will immediately vest.
“Retirement” is generally defined as a voluntary resignation of employment at such time that the executive is at least 55 years old (60 years old in the case of Mr. Bartling), the participant has at least 10 years of continuous service (no minimum in the case of Mr. Bartling) and the sum of the executive’s age and years of service equals at least 65, provided that the executive has given at least six months’ prior notice of the executive’s retirement.
On June 23, 2017, the Board granted time-vesting RSUs to the Company’s named executive officers in the following amounts: Mr. Bartling was granted 62,157 time-vesting RSUs; Mr. Freedman was granted 25,324; and Mr. Tanner was granted 25,324.
Performance-Vesting RSUs
The performance-vesting RSUs may be earned based on the achievement of performance measures over an approximate one-, two-, or three-year performance period, which performance periods correspond, respectively, to the Tranche 1, Tranche 2 and Tranche 3 LTIP RSU Awards. The number of performance-vesting RSUs that may be earned will be determined based on performance achieved during the specified performance period. Within each tranche, the performance-vesting RSUs may be earned based on three equally weighted performance measures: (1) the compounded annual growth rate of the Company’s shareholder return (“Absolute TSR”); (2) the compounded annual growth rate of the Company’s same store net operating income (“Same Store NOI Growth CAGR”); and (3) the compounded annual growth in the Company’s adjusted funds from operations (“AFFO CAGR”), with each of the three types of performance-vesting RSUs composing 25% of the LTIP RSU Award.
The respective performance periods are summarized in the table below:

Performance Condition	Tranche 1 Performance Period	Tranche 2 Performance Period	Tranche 3 Performance Period
Absolute TSR(1)	January 31, 2017 - December 31, 2017	January 31, 2017 - December 31, 2018	January 31, 2017 - December 31, 2019
Same Store NOI Growth CAGR	January 1, 2017 - December 31, 2017	January 1, 2017 - December 31, 2018	January 1, 2017 - December 31, 2019
AFFO Growth CAGR	January 1, 2017 - December 31, 2017	January 1, 2017 - December 31, 2018	January 1, 2017 - December 31, 2019
_____________

(1)
The Company’s common stock began trading on the New York Stock Exchange on February 1, 2017. Accordingly, the commencement of the performance period for the performance-vesting RSUs that vest based on Absolute TSR reflects the period following which Absolute TSR can be measured.

Under the terms of the LTIP Agreement, each executive is eligible to earn, in respect of each tranche, a threshold, target and maximum number of performance-vesting RSUs based on whether the performance criteria are achieved at threshold, target or maximum levels. The total number of performance-vesting RSUs earned with respect to each performance measure is based on an achievement factor which, in each case, ranges from a 0% payout for below threshold performance, to 50% for threshold performance, to 100% for target performance, up to 200% for performance at maximum levels or above. For actual performance between the specified threshold, target and maximum levels, the resulting achievement percentage will be adjusted on a linear basis.
In general, performance-vesting RSUs are earned on the date after the end of the performance period on which the Compensation Committee certifies the extent to which the performance criteria have been achieved (the “Certification Date”). The Tranche 1 and Tranche 2 performance-vesting RSUs will vest on the Certification Date, subject to the executive’s continued employment through such Certification Date except in the event of a qualifying involuntary termination as described below. The Tranche 3 performance-vesting RSUs will vest, as to 50% of such performance-vesting RSUs, on the applicable Certification Date, subject to the executive’s continued employment through such Certification Date except in the event of a qualifying involuntary termination as described below, and the remaining 50% of such earned performance-vesting RSUs will vest on December 31, 2020, subject to the executive’s continued employment through such applicable anniversary date except in the event of a qualifying involuntary termination as described below. Any unearned performance-vesting RSUs will be forfeited without consideration.
Notwithstanding the foregoing, upon a qualifying involuntary termination prior to the last day of any performance period, a prorated portion of the performance-vesting RSUs will remain outstanding and eligible to vest based on actual performance through the last day of the applicable performance period, based on the number of days during the applicable performance period that the executive was employed. Any performance-vesting RSUs that are earned based on actual performance will vest on, and settle as soon as practicable following, the applicable Certification Date. Upon a qualifying involuntary termination following the last day of any performance period but prior to the Certification Date, any unearned and unvested performance-vesting RSUs will vest on the applicable Certification Date based on actual performance as of the end of the performance period. Upon a qualifying involuntary termination following the Certification Date where such performance-vesting RSUs are subject to continued service-vesting conditions, such earned but unvested RSUs will vest on the executive’s termination date. Performance-vesting RSUs that are eligible to vest upon a qualifying involuntary termination are subject to the executive’s execution and non-revocation of a release of claims in favor of the Company.
Upon a change in control, the number of performance-vesting RSUs that become earned will be calculated based on actual performance through the date of the change in control (or, with respect to AFFO CAGR and Same Store NOI Growth CAGR, through the date of the most recently completed fiscal quarter prior to the change in control) without proration. Any earned performance-vesting RSUs will vest as to 50% of such earned performance-vesting RSUs on the date of the change in control and, as to the remaining 50% on the first anniversary of the change in control (or, in each case, upon a qualifying involuntary termination that occurs within the two-year period following the change in control). If the awards are not assumed by the successor or acquiror, or are unable to be measured in a consistent manner, any earned performance-vesting RSUs (including the LTIP RSUs that become earned in connection with the change in control) will immediately vest as of the change in control.
On June 23, 2017, the Board granted performance-vesting RSUs to the named executive officers in the following amounts, which amounts assume that target level of performance is achieved (with the actual number of shares to be earned based on the actual achievement of the performance criteria described above): Mr. Bartling was granted 182,030 performance-vesting RSUs; Mr. Freedman was granted 74,164; and Mr. Tanner was granted 74,164.
Dividends
Under the terms of the LTIP Agreement, holders of time-vesting RSUs (whether or not settled) and earned performance-vesting RSUs (whether unvested or vested and not yet settled) are entitled to receive dividends or dividend equivalent payments, as applicable, to the extent dividends are declared on the Company’s common stock. Such dividends or dividend equivalent payments, as applicable, are payable on the same date and in the same form (cash or additional shares of common stock) as are paid to holders of the Company’s common stock. Unearned performance-vesting RSUs accrue dividend equivalents, but such dividends will only be paid to the extent the underlying performance-vesting RSUs are earned and, once earned, are payable on the same date and in the same form as that paid to the Company’s holders of common stock.
Covenants and Clawback
Each of the foregoing executive grantees of LTIP RSUs is subject to restrictive covenants related to post-employment non-solicitation and non-competition for twelve months following any termination of employment and indefinite covenants covering trade secrets, confidentiality and non-disparagement. Under the LTIP Agreement, if there is a restrictive covenant violation or the executive grantee engages in a detrimental activity (as defined in the LTIP Agreement) in the four-year period following the grant date, the executive will be required to pay the Company an amount equal to the after-tax proceeds received upon the sale or disposition of the equity award and any shares issued in respect thereof. In addition, the LTIP RSU Awards are subject to clawback in the event of a restatement of the Company’s financial results due to the executive’s fraud or intentional illegal conduct where such restatement results in fewer earned performance-vesting RSUs, as well as any additional Company clawback policy.
Retention Equity-Based Awards
On June 23, 2017, the Board, upon recommendation of the Compensation Committee, also approved a form of award agreement (the “Retention Award Agreement”) and granted to each of Messrs. Freedman and Tanner 138,122 time-vesting RSUs (collectively, the “Retention RSUs”). The Retention RSUs granted to Messrs. Freedman and Tanner will generally vest in two equal installments on June 19, 2021 and June 19, 2022, subject to the executive’s continued employment through the applicable vesting date. If the executive’s employment terminates for any reason other than as described below, all unvested Retention RSUs will be forfeited.
Upon a qualifying involuntary termination of the executive’s employment, a prorated portion of the total number of Retention RSUs originally granted to the executive will vest as of the date of termination, based on the total number days the executive was employed during the five-year vesting period, subject to the executive’s execution and non-revocation of a release of claims in favor of the Company.
Upon a change in control, if the Retention RSUs are assumed by the successor or acquiror, then the Retention RSUs will vest on the scheduled vesting dates and, if a qualifying involuntary termination occurs during the two-year period following the change in control, all of the Retention RSUs will vest. If the Retention RSUs are not assumed by the successor or acquiror, any then-unvested Retention RSUs will immediately vest.
The other terms of the Retention RSUs, including the terms related to dividends or dividend equivalent payments, as applicable, restrictive covenants and clawback are substantially the same as with those applicable to the LTIP RSUs.
Executive Severance Plan
On June 23, 2017, the Board, upon recommendation of the Compensation Committee, approved and adopted the Invitation Homes Inc. Executive Severance Plan (the “Severance Plan”) for employees of the Company at the level of Senior Vice President and above and selected by the Compensation Committee, who include the Company’s named executive officers. As a condition to becoming eligible for benefits under the Severance Plan, each participant must agree to terminate and cancel such other employment, severance protection or other individual prior agreement relating to severance or termination benefits. As a result, Mr. Bartling’s employment agreement, dated as of November 25, 2014, Mr. Freedman’s employment agreement, dated as of September 4, 2015, and Mr. Tanner’s employment agreement, dated as of November 9, 2015, terminate effective with such executive’s participation in the Severance Plan, and the covenants set forth in each of Messrs. Bartling’s, Freedman’s and Tanner’s employment agreement are incorporated into the Severance Plan for purposes of the covenants respectively applicable to such executives under the Severance Plan.
The Severance Plan provides for payment of severance and other benefits to eligible executives in the event of a termination of employment with the Company without cause or following a constructive termination (each as defined in the Severance Plan and each, a “covered termination”), or for a limited number of individuals, including the Company’s named executive officers, the event of a termination with the Company as a result of death or disability (as such terms are defined in the Severance Plan), in each case, subject to the (i) executive’s execution and non-revocation of a general release of claims in favor of the Company and (ii) continued compliance with the restrictive covenants related to post-employment non-solicitation and non-competition for 12 months following any termination of employment and indefinite covenants covering trade secrets, confidentiality and non-disparagement.
In the event of a covered termination, in addition to certain accrued obligations, which the named executive officer has earned and to which he is entitled, the Severance Plan provides for the following additional payments and benefits:

•	a lump-sum pro-rata cash bonus for the year of termination based on actual performance;

•
a cash payment equal to the sum of the executive’s (x) annual base salary and (y) bonus based on target performance (the “cash severance amount”) times the multiplier applicable to such executive (which is 2.0 for Mr. Bartling and 1.5 for Messrs. Freedman and Tanner), payable in equal monthly installments over the applicable severance period (which is 24 months for Mr. Bartling and 18 months for Messrs. Freedman and Tanner); and

•
continued health insurance coverage at substantially the same level as provided immediately prior to such termination, at the same cost as generally provided to similarly situated active Company employees (the “welfare benefit”), for a period of 12 months.

Notwithstanding the foregoing, in the event such covered termination occurs during the two-year period following a change in control (as defined in the Severance Plan), in addition to certain accrued obligations, which the named executive officer has earned and to which he is entitled, the Severance Plan provides for the following payments and benefits:

•	a lump-sum pro-rata cash bonus for the year of termination based on actual performance;

•
a lump-sum cash payment equal to the sum of the executive’s (x) annual base salary and (y) bonus based on target performance (the “cash severance amount”) times the multiplier applicable to such executive (which is 3.0 for Mr. Bartling and 2.25 for Messrs. Freedman and Tanner);

•
continued health insurance coverage at substantially the same level as provided immediately prior to such termination, at the same cost as generally provided to similarly situated active Company employees (the “welfare benefit”), for a period of 18 months; and

•	any RSUs in respect of awards granted on or prior to February 6, 2017, which are unvested at the time of termination, shall vest and settle.
In the event of a termination with the Company as a result of the named executive officer’s death or disability (as defined in the Incentive Plan), in addition to certain accrued obligations, which the named executive officer has earned and to which he is entitled, the Severance Plan provides for a lump-sum pro-rata bonus for the year of termination, calculated based on the greater of (i) target bonus for the year of termination and (ii) the actual annual bonus paid in respect of the year prior to the year of termination.
In addition, Mr. Tanner is entitled to reimbursement of reasonable relocation expenses consistent with the Company’s relocation policy then in effect if he experiences a qualifying involuntary termination prior to November 9, 2018, and Mr. Freedman is entitled to reimbursement of reasonable relocation expenses if his employment is terminated by the Company without cause following specified circumstances involving a sale or liquidation of the Company. Each such executive is also entitled to the payment of any taxes he incurs with these relocation reimbursements.
The foregoing summaries are qualified in their entirety by reference to the LTIP Agreement, the Retention Award Agreement and the Severance Plan, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No. Description

10.1	Form of Award Notice and Restricted Stock Unit Agreement (Annual Equity Award)
10.2	Form of Award Notice and Restricted Stock Unit Agreement (Retention Award - Messrs. Freedman and Tanner)
10.3	Invitation Homes Inc. Executive Severance Plan
99.1
The section under Part III, Item 11, entitled “Executive Compensation - Narrative to Summary Compensation Table - Employment Agreements” (incorporated by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (File No. 001-38004))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
Date: June 29, 2017

EXHIBIT INDEX

Exhibit No. Description

10.1	Form of Award Notice and Restricted Stock Unit Agreement (Annual Equity Award)
10.2	Form of Award Notice and Restricted Stock Unit Agreement (Retention Award - Messrs. Freedman and Tanner)
10.3	Invitation Homes Inc. Executive Severance Plan
99.1
The section under Part III, Item 11, entitled “Executive Compensation - Narrative to Summary Compensation Table - Employment Agreements” (incorporated by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (File No. 001-38004))